UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 20, 2010

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 25, 2010, the Company filed a current report on Form 8-K disclosing the Company’s acquisition of all of the issued and outstanding shares of Solesys S.A.  This Amendment No. 1 to that report amends Item 9.01—Financial Statements and Exhibits, to add the historical financial statements of Solesys S.A. and the pro forma financial information required by Item 9.01.

EXPLANATORY NOTE

The information provided in Exhibit 99.01 is furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.  Filed herewith beginning at page F-1 are the audited consolidated financial statements of Solesys S.A. for the years ended December 31, 2009 and 2008.

(b)           Pro Forma Information.  Filed herewith are the following:

Unaudited pro forma condensed balance sheet of Intelligent Communication Enterprise Corporation as at December 31, 2009	F-10

Unaudited pro forma condensed statement of operations for the year ended December 31, 2009	F-11

Notes to the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed statement of operations	F-12

(c)           Shell Company Transactions.  Not applicable.

2

(d)           Exhibits.  The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

2	Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession
2.01	Stock Purchase Agreement between Intelligent Communication Enterprise Corporation and Whitefields Capital Limited entered January 20, 2010	Incorporated by reference from the Current Report on Form 8-K filed January 25, 2010

99	Miscellaneous
99.01	Press release dated January 25, 2010	Incorporated by reference from the Current Report on Form 8-K filed January 25, 2010
_______________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION ENTERPRISE CORPORATION
Registrant

Date: April 5, 2010	By:	/s/ Kenneth G.C. Telford
Kenneth G.C. Telford
Chief Financial Officer

3

Rapport de contrôle
à l’Assemblée générale des
actionnaires de
SOLESYS S.A.
1018 LAUSANNE

En notre qualité d’organe de contrôle, nous avons vérifié la comptabilité et les comptes annuels (bilan, compte de profits et pertes et annexe) de Solesys S.A. pour l’exercice arrêté au 31 décembre 2009.

La responsabilité de l’établissement des comptes annuels incombe au conseil d’administration alors que notre mission consiste à vérifier ces comptes et à émettre une appréciation les concernant. Nous attestons que nous remplissons les exigences légales de qualification et d’indépendance.

Notre révision a été effectuée selon les normes de la profession en Suisse. Ces normes requièrent de planifier et de réaliser la vérification de manière telle que des anomalies significatives dans les comptes annuels puissent être constatées avec une assurance raisonnable. Nous avons révisé les postes des comptes annuels et les indications fournies dans ceux-ci en procédant à des analyses et à des examens par sondages. En outre, nous avons apprécié la manière dont ont été appliquées les règles relatives à la présentation des comptes, les décisions significatives en matière d’évaluation, ainsi que la présentation des comptes annuels dans leur ensemble. Nous estimons que notre révision constitue une base suffisante pour former notre opinion.

Selon notre appréciation, la comptabilité et les comptes annuels sont conformes à la loi et aux statuts.

Nous recommandons d’approuver les comptes annuels qui vous sont soumis.

Nous attirons votre attention sur le fait que, malgré l’existence d’un surendettement de votre société, le conseil d’administration a omis d’établir un bilan intermédiaire aux valeurs de liquidation. Si le bilan intermédiaire ainsi dressé devait confirmer le surendettement, les dispositions de l’article 725 alinéa 2 CO devront être observés.

En outre, nous relevons que la créance envers un actionnaire, figurant dans la rubrique "c/c actionnaire" et s'élevant à CHF 136'389.96 peut constituer une violation de l'article 680 alinéa 2 CO (interdiction de restitution du capital).

Lausanne, le 29 mars 2010	Fiduciaire J.-C. Dubois Sàrl

Annexes: Comptes annuels (bilan, compte de profits et pertes et annexe)

SOLESYS S.A., LAUSANNE

BILAN AU 31 DECEMBRE 2009
		Exercice
ACTIF		précédent
	CHF	CHF
Actifs circulants

Caisse	23,211.85	25,240.65
CCP	492.87	22,342.87
Banque	6,016.56	319,982.18
Débiteurs	74,157.50	-
Débiteurs divers	298,718.42	267,086.22
c/c actionnaire	136,389.96	69,200.06
Actifs transitoires	4,660.67	6,841.52
	543,647.83	710,693.50

Actifs immobilisés

Machines de bureau, informatique	14,900.00	18,220.00
Véhicule	25,600.00	36,600.00
	40,500.00	54,820.00

Total de l'actif	584,147.83	765,513.50

PASSIF

Fonds étrangers à court terme

CCP	-	-
Banque	17.24	14.25
Créanciers	337,920.75	361,158.17
Passifs transitoires	171,006.35	239,194.75
TVA	99,407.33	46,655.25
	608,351.67	647,022.42

Fonds propres

Capital-actions	100,000.00	100,000.00
Bénéfice/-perte reporté	18,491.08	9,440.67
Bénéfice/-perte de l'exercice	(142,694.92)	9,050.41
	(24,203.84)	118,491.08

Total du passif	584,147.83	765,513.50

SOLESYS S.A., LAUSANNE

COMPTE DE PROFITS ET PERTES DE L'EXERCICE 2009
		Exercice
PRODUITS		précédent
	CHF	CHF

Chiffre d'affaires net	338,127.74	1,020,350.77
Intérêts	18,600.00	11,084.25
Produits divers	326.71	5,392.69

	357,054.45	1,036,827.71

CHARGES

Consommation de matériel	19,298.15	162,991.45
Sous-traitance	36,785.12	291,581.29
Salaires	293,133.80	381,876.00
Charges sociales	36,953.25	48,849.35
Frais divers de personnel	1,286.90	-
Frais de locaux	6,279.55	10,840.55
Frais d'administration	2,115.10	3,628.05
Téléphones et fax	7,938.92	11,076.37
Frais de véhicules	19,642.50	16,921.25
Frais de voyage	20,249.99	-
Frais de représentation	6,613.18	1,958.30
Honoraires	21,418.00	26,074.60
Intérets et frais bancaires	685.11	1,193.04
Amortissement machines de bureau et informatique	10,191.25	10,310.25
Amortissement véhicule	11,000.00	15,620.00
Impôts	4,147.35	5,697.32
Perte de change	2,011.20	39,159.48

	499,749.37	1,027,777.30

Bénéfice/-perte de l'exercice	(142,694.92)	9,050.41

SOLESYS S.A., LAUSANNE

ANNEXE AU BILAN AU 31 DECEMBRE 2009
Exercice
précédent
	CHF	CHF
1. Cautions, obligations de garantie, constitution de gages	néant	néant

2. Actifs mis en gages ou cédés, réserves de propriété	néant	néant

3. Engagements de leasing non portés au bilan	néant	néant

4. Valeurs d'assurance-incendie	néant	néant

5. Engagements envers les institutions de prévoyance	néant	néant

6. Emprunts obligataires	néant	néant

7. Participations essentielles	néant	néant

8. Dissolution de réserves latentes	néant	néant

9. Réévaluations	néant	néant

10. Propres actions	néant	néant

11. Capital autorisé et conditionnel	néant	néant

12. Dérogation au principe d'établissement régulier des comptes	néant	néant

Rapport de contrôle
à l’Assemblée générale des
actionnaires de
SOLESYS S.A.
1018 LAUSANNE

En notre qualité d’organe de contrôle, nous avons vérifié la comptabilité et les comptes annuels (bilan, compte de profits et pertes et annexe) de Solesys S.A. pour l’exercice arrêté au 31 décembre 2008.

La responsabilité de l’établissement des comptes annuels incombe au conseil d’administration alors que notre mission consiste à vérifier ces comptes et à émettre une appréciation les concernant. Nous attestons que nous remplissons les exigences légales de qualification et d’indépendance.

Notre révision a été effectuée selon les normes de la profession en Suisse. Ces normes requièrent de planifier et de réaliser la vérification de manière telle que des anomalies significatives dans les comptes annuels puissent être constatées avec une assurance raisonnable. Nous avons révisé les postes des comptes annuels et les indications fournies dans ceux-ci en procédant à des analyses et à des examens par sondages. En outre, nous avons apprécié la manière dont ont été appliquées les règles relatives à la présentation des comptes, les décisions significatives en matière d’évaluation, ainsi que la présentation des comptes annuels dans leur ensemble. Nous estimons que notre révision constitue une base suffisante pour former notre opinion.

Selon notre appréciation, la comptabilité et les comptes annuels sont conformes à la loi et aux statuts.

Nous recommandons d’approuver les comptes annuels qui vous sont soumis.

En outre, nous relevons que la créance envers un actionnaire, figurant dans la rubrique "c/c actionnaire" et s'élevant à CHF 69'200.06 peut constituer une violation de l'article 680 alinéa 2 CO (interdiction de restitution du capital).

Lausanne, le 29 mars 2010	Fiduciaire J.-C. Dubois Sàrl

Annexes: Comptes annuels (bilan, compte de profits et pertes et annexe)

SOLESYS S.A., LAUSANNE

BILAN AU 31 DECEMBRE 2008
		Exercice
ACTIF		précédent
	CHF	CHF
Actifs circulants

Caisse	25,240.65	19,043.30
CCP	22,342.87	-
Banque	319,982.18	92,650.52
Débiteurs divers	267,086.22	61,551.62
c/c actionnaire	69,200.06	62,059.66
Travaux en cours	-	60,000.00
Actifs transitoires	6,841.52	3,272.15
	710,693.50	298,577.25

Actifs immobilisés

Machines de bureau, informatique	18,220.00	22,770.00
Véhicule	36,600.00	52,220.00
	54,820.00	74,990.00

Total de l'actif	765,513.50	373,567.25

PASSIF

Fonds étrangers à court terme

CCP	-	42.55
Banque	14.25
Créanciers	361,158.17	30,081.90
Passifs transitoires	239,194.75	234,002.13
TVA	46,655.25	-
	647,022.42	264,126.58

Fonds propres

Capital-actions	100,000.00	100,000.00
Bénéfice/-perte reporté	9,440.67	3,009.83
Bénéfice/-perte de l'exercice	9,050.41	6,430.84
	118,491.08	109,440.67

Total du passif	765,513.50	373,567.25

SOLESYS S.A., LAUSANNE

COMPTE DE PROFITS ET PERTES DE L'EXERCICE 2008
		Exercice
PRODUITS		précédent
	CHF	CHF

Chiffre d'affaires net	1,020,350.77	757,441.13
Intérêts	11,084.25	1,398.40
Produits divers	5,392.69	1,798.05
Dissolution provision	-	2,300.00

	1,036,827.71	762,937.58

CHARGES

Consommation de matériel	162,991.45	38,644.96
Sous-traitance	291,581.29	324,259.14
Salaires	381,876.00	231,876.00
Charges sociales	48,849.35	25,839.50
Frais divers de personnel	-	806.73
Frais de locaux	10,840.55	4,779.13
Frais d'administration	3,628.05	6,922.40
Téléphones et fax	11,076.37	15,502.84
Frais de véhicules	16,921.25	26,029.83
Leasing voiture	-	5,013.18
Frais de voyage	-	21,213.85
Frais de représentation	1,958.30	19,103.42
Publicité	-	594.51
Honoraires	26,074.60	27,984.47
Intérets et frais bancaires	1,193.04	1,841.87
Amortissement machines de bureau et informatique	10,310.25	6,858.54
Amortissement véhicule	15,620.00	3,622.00
Amortissement frais de fondation	-	120.00
Impôts	5,697.32	891.40
Perte de change	39,159.48	5,168.56

	1,027,777.30	767,072.33

Bénéfice/-perte de l'exercice	9,050.41	(4,134.75)

SOLESYS S.A., LAUSANNE

ANNEXE AU BILAN AU 31 DECEMBRE 2008
Exercice
précédent
	CHF	CHF
1. Cautions, obligations de garantie, constitution de gages	néant	néant

2. Actifs mis en gages ou cédés, réserves de propriété	néant	néant

3. Engagements de leasing non portés au bilan	néant	néant

4. Valeurs d'assurance-incendie	néant	néant

5. Engagements envers les institutions de prévoyance	néant	néant

6. Emprunts obligataires	néant	néant

7. Participations essentielles	néant	néant

8. Dissolution de réserves latentes	néant	néant

9. Réévaluations	néant	néant

10. Propres actions	néant	néant

11. Capital autorisé et conditionnel	néant	néant

12. Dérogation au principe d'établissement régulier des comptes	néant	néant

Monsieur,

Comme convenu, voici les rapports de révision pour 2008 et 2009, ainsi qu'un rappel de l'art.  725 CO.

Troisième partie: Des sociétés commerciales et de la société coopérative
Titre vingt-sixième: De la société anonyme
Chapitre III: Organisation de la société
B. Conseil d'administration
< Art. 723 et 724

Art. 725a VII. Perte de capital et surendettement / 2. Ouverture ou ajournement de la faillite

Art. 7251
VII. Perte de capital et surendettement

1.           Avis obligatoires

1 S'il ressort du dernier bilan annuel que la moitié du capital-actions et des réserves légales n'est plus couverte, le conseil d'administration convoque immédiatement une assemblée générale et lui propose des mesures d'assainissement.

2 S'il existe des raisons sérieuses d'admettre que la société est surendettée, un bilan intermédiaire est dressé et soumis à la vérification d'un réviseur agréé.2 S'il résulte de ce bilan que les dettes sociales ne sont couvertes ni lorsque les biens sont estimés à leur valeur d'exploitation, ni lorsqu'ils le sont à leur valeur de liquidation, le conseil d'administration en avise le juge, à moins que des créanciers de la société n'acceptent que leur créance soit placée à un rang inférieur à celui de toutes les autres créances de la société dans la mesure de cette insuffisance de l'actif.

3 Si la société ne dispose pas d'un organe de révision, il appartient au réviseur agréé de procéder aux avis obligatoires qui incombent à l'organe de révision chargé du contrôle restreint.3

Intelligent Communication Enterprise Corporation
Pro Forma Condensed Consolidated Balance Sheets
as at December 31, 2009
(unaudited)

		Historical	Adjust to		Adjust		Adjusted	Adjusted	Historical	Pro Forma	Pro Forma
		Solesys	US GAAP		Purchase		Historical	Historical	Intelligent	Adjustments	Consolidated
					Accounting		Solesys	Solesys
		CH	CH		CH		CH	USD	USD	USD	USD
Assets

Current assets:

Cash	CH	29,704	CH	CH		CH	29,704	$28,617	$772,804		$801,421
Other current assets		86,318					86,318	83,158	1,994,822		2,077,980
Advances to directors		427,608					427,608	411,954			411,954
		543,630					543,630	523,728	2,767,626		3,291,354

Property and equipment, net		40,500					40,500	39,017	1,050,787		1,089,804
Purchased intangibles		-		a	9,989,004		9,989,004	9,623,318	1,771,206		11,394,524

Total assets		584,130					10,573,134	10,186,064	5,589,619		15,775,683

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable and accrued expenses		608,334					608,334	586,064	3,152,868		3,738,932
Customer advances							-	-	459,386		459,386
Due to shareholder							-	-	515,061		515,061
Notes payable and advances		-					-	-	1,804,806		1,804,806

		608,334					608,334	586,064	5,932,121		6,518,185

Stockholders' Equity (Deficiency)		(24,204)		a	9,989,004		9,964,800	9,600,000	(342,502)		9,257,498

	RM	584,130				RM	10,573,134	$10,186,064	$5,589,619		$15,775,683

Intelligent Communication Enterprise Corporation
Pro Forma Condensed Consolidated Statements of Operations
For the year ended December 31, 2009
(unaudited)

		Historical	Adjust to		Adjust		Adjusted	Adjusted	Historical		Pro Forma	Pro Forma
		Solesys	US GAAP		Purchase		Historical	Historical	Intelligent		Adjustments	Consolidated
					Accounting		Solesys	Solesys
		CH	CH		CH		CH	USD	USD		USD	USD

Revenue	CH	338,128	CH	CH		CH	338,128	$311,352	$9,659,154	$		$9,970,506

Cost of Sales		36,785					36,785	33,872	7,468,288			7,502,160
		301,343					301,343	277,480	2,190,866			2,468,346

Operating expenses		462,964		b	3,329,668		3,792,632	3,492,295	5,333,195			8,825,490
Other income and expenses		(18,927)					(18,927)	(17,428)	255,799			238,371
		444,037					3,773,705	3,474,866	5,588,994			9,063,860

Net loss for the period		(142,694)					(3,472,362)	(3,197,387)	$(3,398,128)			$(6,595,515)

Loss per share - basic and diluted									$(0.58)			$(0.19)

Weighted average number of shares outstanding									5,866,815			34,811,538

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2009
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009
Notes to Unaudited Pro Forma Consolidated Financial Statements

On January 20, 2010, Intelligent Communication Enterprise Corporation (“Intelligent” or the “Company”) acquired all of the issued and outstanding shares of Solesys S.A. (“Solesys”) from a shareholder, Whitefields Capital Limited (“Whitefields”), in return for 28,944,723 fully paid and non-assessable common shares of the Company with a fair value of $9,600,000.

The pro forma transaction has been recorded as follows:

Assets acquired	$562,746
Purchased intangibles	9,623,318
Liabilities assumed	(586,064)
Common shares issued	$9,600,000

The unaudited pro forma condensed consolidated balance sheet is presented combining Solesys’s balance sheet as at December 31, 2009, with Intelligent’s balance sheet as at December 31, 2009.  The unaudited pro forma condensed consolidated statement of operations is presented combining Solesys’s statement of operations for the year ended December 31, 2009, with Intelligent’s statement of operations for the year ended December 31, 2009, assuming the transaction occurred on January 1, 2009.  The outstanding shares and weighted average shares include the issuance of the 28,944,723 common shares issued in conjunction with the transaction.

The unaudited pro forma condensed consolidated financial data and the notes thereto should be read in conjunction with Intelligent’s historical financial statements.  The unaudited pro forma condensed consolidated financial data is based upon certain assumptions and estimates of management that are subject to change.  The unaudited pro forma condensed consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is presented combining Solesys’s balance sheet as at December 31, 2009, with Intelligent’s balance sheet as at December 31, 2009.  The unaudited pro forma condensed consolidated statement of operations is presented combining Solesys’s statement of operations for the year ended December 31, 2009, with Intelligent’s statement of operations for the year ended December 31, 2009, assuming the transaction occurred on January 1, 2009.

The outstanding common shares and pro forma net loss per share is computed using the weighted average number of shares outstanding of Intelligent for the period presented, plus the shares to be issued pursuant to the acquisition of Radius.

a.      To record the purchased intangibles related to the acquisition of Solesys

b.      To record depreciation of software assets and amortization of purchased intangibles